Exhibit 10.89

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of April 25, 2014 by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, this Amendment, amends that certain Amended and Restated Credit Agreement dated as of March 27, 2013, as amended by the First Amendment to Amended and Restated Credit Agreement December 13, 2013 (as amended, the “Credit Agreement”).

WHEREAS, Borrower has requested the Lenders to modify the definition of Consolidated EBITDA in the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such modifications as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to Credit Agreement.

(a) Section 1.1 [Defined Terms]. Section 1.1 of the Credit Agreement is hereby amended to include the following defined terms in their appropriate alphabetical positions:

New Note Indenture shall mean any indenture or similar agreement entered into by the Borrower after the Closing Date to the extent permitted by Section 8.2.14(ii) [Changes in 2009 Senior Note Debt Documents; Limitations on New Note Indentures] under which Indebtedness shall be issued for any purpose set forth in such indenture or agreement, together with any refinancings, refundings, amendments, modifications, replacements and restatements, or the like thereto from time to time to the extent permitted by Section 8.2.14(ii) [Changes in 2009 Senior Note Debt Documents; Limitations on New Note Indentures].

Osmose Diligence shall mean the due diligence and related evaluations undertaken in contemplation of or in connection with the transactions contemplated by the Stock Purchase Agreement by and among Osmose Holdings, Inc., Osmose, Inc., Osmose Railroad Services, Inc., and Koppers Inc., dated as of April 13, 2014.

(b) Section 1.1 [Defined Terms]. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the following defined terms in their entirety:

Change of Control shall mean (i) any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 35% or more of the voting capital stock of KI Holdings, (ii) KI Holdings shall cease to own 100% of the outstanding capital stock of the Borrower, (iii) a “Change of Control” as defined in the 2009 Senior Note Indenture or, if applicable, any change of control under any New Note Indenture shall occur, or (iv) the Borrower shall cease to own 100% of the outstanding capital stock, member interests or partnership interests of any Loan Party except as permitted in this Agreement or following the consent of the Required Lenders.

Consolidated EBITDA for any period of determination shall mean (i) the sum of, without duplication, (a) net income, (b) depreciation, (c) depletion, (d) amortization, (e) other non-recurring, non-cash charges to net income, (f) losses on the sale of assets outside the ordinary course of business, (g) interest expense, (h) income tax expense, (i) cash dividends received from Affiliates to the extent not included in determining Consolidated Net Income, (j) equity losses of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, (k) non-recurring cash and non-cash charges to net income in an aggregate cumulative amount during the term of this Agreement not greater than $75,000,000 related to discontinuation or sale of business operations of the Borrower and its Subsidiaries as such charges are incurred and (l) all unamortized financing costs written off, and premiums paid, gains/losses incurred, and/or charges and fees paid and not capitalized, in each case, by the Loan Parties in connection with any (x) the Osmose Diligence, (y) early extinguishment of the 2009 Notes or (z) exchange, redemption, repurchase, tender or retirement of the 2009 Notes, minus (ii) the sum of non-recurring, non-cash credits to net income, gains on the sale of assets outside the ordinary course of business, and equity earnings of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP. For purposes of determining Consolidated EBITDA, items related to Excluded Subsidiaries shall be excluded, except that cash dividends paid by an Excluded Subsidiary to a wholly-owned Subsidiary of the Borrower (other than Koppers Beijing, Koppers Mauritius or any of their respective subsidiaries) shall be included in Consolidated EBITDA, but only to the extent that such dividends paid by the Excluded Subsidiaries exceed the loans, advances and investments made by the Loan Parties in or to such Excluded Subsidiaries and their respective subsidiaries during the period of measurement. For purposes of this definition, with respect to a business acquired by the Loan Parties pursuant to a Permitted Acquisition, Consolidated EBITDA as reported in the maximum Leverage Ratio shall be calculated on a pro forma basis, using (i) historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period or (ii) financial effects that are reasonably identifiable and factually supportable, as projected by the Borrower in good faith, and agreed to by the Administrative Agent, and set forth in a certificate delivered by an Authorized Officer of the Borrower to the Administrative Agent (which certificate shall also set forth in reasonable detail the calculation of such financial effects). Additionally, for purposes of this definition, with respect to a business or assets disposed of by the Loan Parties pursuant to Section 8.2.7 [Disposition of Assets or Subsidiaries] hereof, Consolidated EBITDA as reported in the maximum Leverage Ratio shall be calculated as if such disposition had been consummated at the beginning of such period.

(c) Section 6.1.26 [Senior Debt Status]. Section 6.1.26 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.1.26 Senior Debt Status. The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreements and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens. The Obligations of the Borrower hereunder constitute and will constitute “Senior Indebtedness” within the meaning of such term in the 2009 Senior Note Indenture or, if applicable, any equivalent term under any New Note Indenture, and all or a portion of the Obligations of the Borrower hereunder constitute or will constitute “First Lien Obligations” within the meaning of such term in the 2009 Senior Note Indenture or, if applicable, any equivalent term under any New Note Indenture.

(d) Section 8.2.1(viii) [Indebtedness]. Clause (viii) of Section 8.2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(viii) The 2009 Senior Note Debt of the Borrower or Indebtedness of the Borrower arising under any New Note Indenture in an aggregate principal amount not to exceed $450,000,000; provided, however, that Borrower may incur Indebtedness under the 2009 Note Indenture or any New Note Indenture of up to $500,000,000, subject to the condition that to the extent that such Indebtedness exceeds $450,000,000, the Borrower shall reduce permanently the Revolving Credit Commitments then in effect on a dollar for dollar basis, and Guaranties of the domestic Loan Parties executed in connection with the 2009 Senior Note Debt or Indebtedness under any New Note Indenture subject, however, to the requirements of Section 8.2.3 [Guaranties];

(e) Section 8.2.3 [Guaranties]. The last paragraph of Section 8.2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding the foregoing, no Subsidiary shall execute any Guaranty of any Indebtedness of the 2009 Senior Notes or any notes issued under any New Note Indenture unless, prior to the date of such execution, such Subsidiary has executed and delivered a Guaranty Agreement in favor of the Administrative Agent.

(f) Section 8.2.5 [Restricted Payments]. Clause (ii) of Section 8.2.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) payments made by the Borrower to repurchase the 2009 Senior Notes or any notes issued under any New Note Indenture so long as prior to and after giving effect to any such dividend or distribution, (A) Undrawn Availability is at least $50,000,000, and (B) no Event of Default or Potential Default will have occurred and be continuing or shall exist.

(g) Section 8.2.14(ii) [Changes in 2009 Senior Note Debt Documents]. Clause (ii) of Section 8.2.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) Changes in 2009 Senior Note Debt Documents; Limitations on New Note Indentures. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend, modify, supplement or restate any of the 2009 Senior Note Debt

Documents or waive compliance by any Person party thereto with any provision thereof without providing at least thirty (30) calendar days’ prior written notice to the Administrative Agent and, in the event such change could be adverse to the Lenders as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Lenders. Without limiting the generality of the foregoing, the Administrative Agent may deem any such amendment, modification, supplement or restatement to be adverse if the covenants which relate to the Borrower and its Subsidiaries set forth in the terms and conditions of any such notes and related documents are more restrictive in any material respect than the covenants set forth in this Agreement.

Each of the Loan Parties shall not agree to, permit, or suffer to exist any New Note Indenture, unless such New Note Indenture, and the Indebtedness thereunder, meets all of the following criteria:

(a) after giving effect to any New Note Indenture, the Loan Parties shall be in compliance with the covenants and other requirements of this Agreement (including those set forth in Sections 8.2.16 [Minimum Fixed Charge Coverage Ratio] and 8.2.17 [Maximum Leverage Ratio] of this Agreement) and no Event of Default or Potential Default shall exist or be continuing;

(b) the events of default and covenants set forth in any New Note Indenture, shall not be more restrictive, in any material respect, than the Events of Default and covenants set forth in this Agreement;

(c) the payment of the Indebtedness outstanding under any New Note Indenture, shall not be secured (other than to the extent of customary rights of set off) by any Lien on any property or assets of any Loan Party;

(d) no New Note Indenture shall prohibit any Loan Party from providing any Lien, now or hereafter, to the Administrative Agent or any Lender to secure the payment or performance of any or all of the Obligations;

(e) no Obligations of the Loan Parties under this Agreement and the other Loan Documents shall conflict with or violate the terms of any New Note Indenture, and any Loans outstanding or hereafter made to the Borrowers and any Letters of Credit issued or hereafter issued under this Agreement shall continue to be permitted to be incurred under such New Note Indenture; and

(f) the Indebtedness outstanding under any New Note Indenture, will not conflict with or violate the terms of this Agreement or any other Loan Document.

3. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the “Effective Date”):

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Amendment;

(b) Since December 31, 2013, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(c) No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;

(d) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment;

(e) The Borrower shall have paid to the Administrative Agent all fees required to be paid in connection with this Amendment, and the Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(f) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

4. Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the Borrower’s and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b) the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;

(c) this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d) all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e) this Amendment is not a substitution, novation, discharge or release of the Borrower’s or any Guarantor’s obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

(f) no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(g) the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.

5. Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference.

6. Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

7. Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

8. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

9. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

10. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year first above written.

KOPPERS INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS HOLDINGS INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS DELAWARE, INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS ASIA LLC

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CONCRETE PARTNERS, INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS VENTURES LLC

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA,
as a Lender and as Syndication Agent

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender and as Documentation Agent

By:	/s/ Beth A. Henry
Name:	Beth A. Henry
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as a Lender and as Syndication Agent

By:	/s/ J. Barrett Donovan
Name:	J. Barrett Donovan
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK,
as a Lender and as Syndication Agent

By:	/s/ Joe Hynds
Name:	Joe Hynds
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Michael S. Barnett
Name:	Michael S. Barnett
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mustafa Kahn
Name:	Mustafa Kahn
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Dennis F. Lennon
Name:	Dennis F. Lennon
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Michael Kiss
Name:	Michael Kiss
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TRISTATE CAPITAL BANK,
as a Lender

By:	/s/ Paul J. Orvis
Name:	Paul J. Orvis
Title:	Senior Vice President